                                                                    EXHIBIT 99.1

SOUTHWESTERN WATER RETAINS INDEPENDENT ACCOUNTING FIRM FOR INTERNAL
INVESTIGATION

DENVER, Colorado, December 23, 2002 - Southwestern Water Exploration Company, a Colorado corporation engaged in water exploration (the "Company"), today announced that it has retained the accounting firm of Gelfond Hochstadt Pangburn, P.C. for the purposes of conducting an internal independent investigation of the Company's business operations for the fiscal years 2001 and 2002.

Tor Boswick, the Company's chief executive officer and chairman of the board, stated, "in light of recent events, we feel this investigation is appropriate to reassure our shareholders. We will take all appropriate actions upon receipt of the investigation's results. The new management team of Southwestern Water Exploration Company is excited to begin the challenge of moving the Company forward in the coming year."

STATEMENTS MADE IN THIS PRESS RELEASE INCLUDE FORWARD-LOOKING STATEMENTS MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS. INFORMATION ON SIGNIFICANT POTENTIAL RISKS AND UNCERTAINTIES THAT MAY CAUSE SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, THOSE MENTIONED BY THE COMPANY FROM TIME TO TIME IN ITS FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE WORDS "BELIEVE," "ESTIMATE," "EXPECT," "INTEND," "ANTICIPATE," "SHOULD" AND SIMILAR EXPRESSIONS AND VARIATIONS THEREOF IDENTIFY CERTAIN OF SUCH FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATES ON WHICH THEY WERE MADE. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE. READERS ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND, THEREFORE, READERS SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS.